UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 29, 2015

GS Mortgage Securities Trust 2015-GC34

(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

Goldman Sachs Mortgage Company

MC-Five Mile Commercial Mortgage Finance LLC

Starwood Mortgage Funding I LLC

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsors as specified in their charters)

Delaware	333-191331-10	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2015, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as certificate administrator and as trustee, of GS Mortgage Securities Trust 2015-GC34, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2015-GC34 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 57 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 75 commercial, multifamily and manufactured housing community properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the portfolio of Mortgaged Properties identified as “Hyatt Texas Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Hyatt Texas Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Hyatt Texas Portfolio Whole Loan”) that includes the Hyatt Texas Portfolio Mortgage Loan and one other loan that is pari passu to the Hyatt Texas Portfolio Mortgage Loan ( “Hyatt Texas Portfolio Companion Loan”). The Hyatt Texas Portfolio Companion Loan is not an asset of the Issuing Entity. The Hyatt Texas Portfolio Whole Loan, including the Hyatt Texas Portfolio Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of October 1, 2015 (the “C32 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on October 23, 2015.

The terms and conditions of the C32 Pooling and Servicing Agreement applicable to the servicing of the Hyatt Texas Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on October 23, 2015.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit 4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 19, 2016		GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.	(E)